UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2006

AGA RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-51781	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142-757 W. Hastings Street
Vancouver, British Columbia, Canada V6C 1A1
(Address of Principal Executive Offices) (Zip Code)

(778) 322-4332
(Registrant's Telephone Number, Including Area Code)

This Current Report on Form 8-K/A is filed by AGA Resources, Inc., a Nevada corporation (the “Registrant”), in connection with the items described below. It amends that certain Current Report on Form 8-K, dated and filed with the Commission on June 29, 2006.

Item 9.01 Financial Statements and Exhibits.

On June 14, 2006, the Registrant entered into an Agreement with Triumph Research Limited, a corporation organized and existing under the laws of the British Virgin Islands (“Triumph”), Beijing Tangde International Film and Culture Co., Ltd., a company organized and existing under the laws of the Peoples’ Republic of China (“Tangde”), and the Triumph Stockholders. Pursuant to the terms of the Agreement, all of the issued and outstanding four (4) shares of capital stock, $1.00 par value, of Triumph were to be exchanged in the aggregate for 3,209,000 investment shares of common stock, $0.00001 par value of the Registrant in an offering that is designed to be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) and Section 4(6). As result of the exchange, Triumph, at the Closing, will become a wholly-owned subsidiary of the Registrant, and the Triumph Stockholders will own approximately 13.8% of the outstanding shares of the Registrant.

The Closing occurred on June 27, 2006, and closing deliveries were made by the parties as contemplated by the Agreement. The Triumph Stockholders executed and delivered, among other things, Stock Powers conveying their equity interests in Triumph to AGA. Inasmuch as Triumph failed to make its capital contribution to the Joint Venture between Triumph and Tangde in the amount of US$600,000, prior to closing, AGA exercised its option to withhold delivery of the stock certificates for the 3,209,000 common shares until such funding occurs, it being agreed that the rights of the Triumph Stockholders to such 3,209,000 shares under the Agreement are expressly conditioned upon their making of the agreed upon capital contribution. Further, pursuant to a Closing Agreement, the Triumph Stockholders expressly promised, jointly and severally, to pay such capital contribution in the amount of US$600,000 to the Joint Venture by no later than three months from the date of Closing. In the event of a continuing default, which management of AGA does not believe will occur based on its due diligence investigation of Triumph and its stockholders, AGA has several remedies, including legal action to enforce the payment obligation created by the Closing Agreement, as well as an action to rescind the Agreement.

The sole purpose of this Form 8-K/A amendment is to provide the financial statements of Triumph as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on June 29, 2006, in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

ITEM 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following audited financial statements of Triumph are set forth below: (i) report of independent registered public accounting firm (ii) a balance sheet, (iii) a statement of operations, (iv) a statement of cash flows and (v) a statement of equity, in each case for the period from inception through March 31, 2006, and (vi) the notes to the financial statements for such period.

MOEN AND COMPANY LLP CHARTERED ACCOUNTANTS
Member:
Canadian Institute of Chartered Accountants
Institute of Chartered Accountants of British Columbia
Institute of Management Accountants (USA) (From 1965)

Registered with:
Public Company Accounting Oversight Board (USA) (PCAOB)
Canadian Public Accountability Board (CPAB)
Canada - British Columbia Public Practice Licence

Securities Commission Building
PO Box 10129, Pacific Centre
Suite 1400 - 701 West Georgia Street
Vancouver, British Columbia
Canada V7Y 1C6

Telephone: (604) 662-8899
Fax: (604) 662-8809
Email: moenca@telus.net

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Triumph Research Limited (A Development Stage Company)

We have audited the accompanying balance sheet of Triumph Research Limited (A Development Stage Company) as of March 31, 2006, and the related statements of operations, cash flows and stockholders’ deficit for the period from January 20, 2006 (date of inception) to March 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triumph Research Limited (A Development Stage Company) as of March 31, 2006, and the results of its operations and its cash flows for the period from January 20, 2006 (date of inception) to March 30, 2006 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated any revenues and has incurred a loss from operations since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ “Moen and Company LLP”
Vancouver, British Columbia, Canada	Chartered Accountants
June 22, 2006

TRIUMPH RESEARCH LIMITED
(A Development Stage Company)
Balance Sheet
(Expressed in US Dollars)

March 31, 2006

Assets
Current Assets
Cash (note 2)	$340,412

Total assets	$340,412
Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
Accrued liabilities	$8,500
Due to related party (Note 3(b))	340,676
Total Current Liabilities	349,176
Contingent Liability (Note 1)
Stockholders' Deficit
Common Stock (Note 5), 50,000 shares authorized, $1.00 par value
1 common share issued and outstanding - par value	1
Donated capital (Note 3(a))	1,500
Deficit Accumulated During the Development Stage	(10,265)
Total stockholders' Deficit	(8,764)
Total liabilities and stockholders' deficit	$340,412

TRIUMPH RESEARCH LIMITED
(A Development Stage Company)
Statement of Operations
(Expressed in US Dollars)

Accumulated From
January 20, 2006
(Date of Inception)
to March 31, 2006

Expenses
Bank service charges	$265
Donated rent (Note 3(a))	500
Donated services (Note 3(a))	1,000
Professional fees	8,500

Total expenses	10,265
Net loss for the period	$(10,265)

Net loss per share
Basic and diluted	$(10,265.00)

Weighted average number of shares outstanding - basic and diluted	1

TRIUMPH RESEARCH LIMITED
(A Development Stage Company)
Statement of Cash Flows
(Expressed in US Dollars)

Accumulated
From
January 20, 2006
(Date of Inception)
to March 31, 2006

Cash flows used in operating activities
Net loss for the period	$(10,265)
Adjustment to reconcile net loss to net cash used in operating activities
Donated services and rent	1,500
Changes in operating assets and liabilities
Increase in accrued liabilities	8,500

Net cash provided by (used in) operating activities	(265)

Cash flows from financing activities
Due to related party	340,676
Capital stock issued	1
Net cash provided by financing activities	$340,677

Cash increase during the period	340,412

Cash beginning of the period	-

Cash end of the period	$340,412

TRIUMPH RESEARCH LIMITED
(A Development Stage Company)
Statement of Stockholders' Deficit
From January 20, 2006 (Date of Inception) to March 31, 2006
(Expressed in US Dollars)

				Deficit
				Accumulated
				During the
	Common	Amount	Donated	Exploration
	Shares	par value	Capital	Stage	Total

Balance, January 20, 2006 (Date of Inception)	-	-	$-	$-	$-
Capital stock issued for cash at $1.00 per share	1	1	-	-	1
Donated services and rent			1,500		1,500
Net loss for the period from date of inception on January 20, 2006 to March 31, 2006				(10,265)	(10,265)
Balance, March 31, 2006	1	$1	$1,500	$(10,265)	$(8,764)

TRIUMPH RESEARCH LIMITED
(A Development Stage Company)
Notes to the Financial Statements
March 31, 2006
(Expressed in U.S. Dollars)

1. Exploration Stage Company

The Company was incorporated in the British Virgin Islands on November 18, 2005 as an International Business Company. The inception date of the Company is January 20, 2006. The Company is a Development Stage Company as defined by Statement of Financial Accounting Standard (“SFAS”) No. 7 “Accounting and Reporting for Development Stage Enterprises”. The Company has subsequently signed a joint venture agreement with Beijing Tangde International Film Culture Co., Ltd., a private Chinese Company, to invest in film and TV related products, equipment leasing, agency activities, advertising and other related businesses in the media and entertainment industries. The Company will have 51% interest of the joint venture company by investing $600,000 for the Registered Capital in China.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has never generated revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. As at March 31, 2006, the Company has accumulated losses of $10,265 since inception and a working capital deficiency of $8,764. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2. Summary of Significant Accounting Policies

a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c)	Basic and Diluted Net Income (Loss) Per Share

The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share". SFAS No. 128 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

d)	Comprehensive Loss

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at March 31, 2006, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

e)	Stock Based Compensation

Effective January 1, 2003, the Company adopted revised SFAS No. 123, “Share-Based Payment” which replaces SFAS No. 123 “Accounting for Stock-Based Compensation” and supersedes APB Opinion No.25, “Accounting for Stock Issued to Employees.” This statement, which requires the cost of all share-based payment transactions be recognized in the financial statements, establishes fair value as the measurement objective and requires entities to apply a fair-value-based measurement method in accounting for share-based payment transaction. The statement applies to all awards granted, modified repurchased or cancelled after January 1, 2004, and unvested portion of previously issued and outstanding awards. Stock-based compensation issued in 2004 is expensed in accordance with the fair value based method of accounting. The fair value of equity instruments issued to employees is measured on the date of grant and recognized as compensation expense over the applicable vesting period.

f)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

g)	Financial Instruments

Financial instruments, which include cash, accrued liabilities and due to related party, were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company’s operations are in Canada, which results in exposure to market risks from changes in foreign currency rates. The financial risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

h)	Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted SFAS No. 109 “Accounting for Income Taxes” as of its inception. Pursuant to SFAS No. 109 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

i)	Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated in accordance with SFAS No. 52 “Foreign Currency Translation”, using the exchange rate prevailing at the balance sheet date. Gains and losses arising on settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

j)	Recent Accounting Pronouncements

In May 2005, the Financial Accounting Standards Board (FASB) issued SFAS No. 154, “Accounting Changes and Error Corrections - A Replacement of APB Opinion No. 20 and SFAS No. 3”. SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The provisions of SFAS No. 154 are effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets - An Amendment of APB Opinion No. 29”. The guidance in APB Opinion No. 29, “Accounting for Nonmonetary Transactions”, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. SFAS No. 153 amends Opinion No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS No. 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Early application is permitted and companies must apply the standard prospectively. The adoption of this standard did not have a material effect on the Company’s results of operations or financial position.

In December 2004, the FASB issued Statement of Financial Accounting Standard (SFAS) No. 123R, “Share Based Payment”. SFAS 123R is a revision of SFAS No. 123 “Accounting for Stock-Based Compensation”, and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award - the requisite service period (usually the vesting period). SFAS 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Public entities that file as small business issuers will be required to apply SFAS 123R in the first interim or annual reporting period that begins after December 15, 2005. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In March 2005, the SEC staff issued Staff Accounting Bulletin No. 107 (“SAB 107”) to give guidance on the implementation of SFAS 123R. The Company will consider SAB 107 during implementation of SFAS 123R.

3. Related Party Balances/Transactions

a)	During the period ended March 31, 2006, the Company recognized a total of $1,000 for donated services at $500 per month and $500 for donated rent at $250 per month provided by the President of the Company.

b)
At March 31, 2006, the Company is indebted to a director of the company for $340,676, which is non-interest bearing, unsecured and due on demand. Another $70,000 was subsequently received and a total of $400,000 was subsequently repaid.

4. Share capital

50,000 common shares are authorized with par value of $1.00 per share. One share has been issued at par value for paid up capital of $1.00.

5. Income Taxes

As the Company is a British Virgin Island entity there is no income payable and there are no deferred taxes applicable to losses to March 31, 2006 of $10,265.

6. Subsequent Events

a)
On April 18, 2006, the Company signed a joint venture agreement with Beijing Tangde International Film Culture Co., Ltd. a private Chinese Company, to invest in film and TV related products, equipment leasing, agency activities, advertising and other related businesses in the media and entertainment industries. The Company will have 51% interest of the joint venture company by investing $600,000 for the Registered Capital in China.

b)	On June 12, 2006, three common shares were issued at a price of $1.00 per share.

c)
On June 14, 2006, the Company signed an agreement with AGA Resources, Inc. (“AGA”), a Nevada company, listed in OTCBB. AGA will acquire 100% interest of the Company by issuing 3,209,000 common shares at a deemed price of $1.00 per share. The shares will be issued subject to $600,000 investment made into the joint venture company by the Company as described in (a) above.

d)	Subsequent to March 31, 2006, $70,000 was received by the Company from the related party mentioned in 3(b) above, and a total amount of $400,000 loan was repaid.

ITEM 9.01(b) - PRO FORMA FINANCIAL INFORMATION

The following pro forma financial statements, of the Registrant and Triumph are set forth below: Report of Independent Registered Public Accounting Firm, Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of the Registrant and Triumph as of September 30, 2005, Consolidated (Unaudited) Condensed Pro Forma Statements of Income ended September 30, 2005.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of the Registrant as of September 30, 2005, as if the acquisition of Triumph had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for the Registrant for the period from the date of inception on December 14, 2004 to September 30, 2005, as if the acquisition of Triumph had been completed as of that date. The acquisition was actually consummated on June 27, 2006.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the acquisition had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with the Registrant’s financial statements and related notes thereto contained in the Registrant’s SEC quarterly and annual filings (including its Current Reports on Form 8-K filed with the Commission in connection with the acquisition) and Triumph’s financial statements and related notes thereto contained elsewhere in this Form 8-K/A.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

MOEN AND COMPANY LLP CHARTERED ACCOUNTANTS

Member:
Canadian Institute of Chartered Accountants
Institute of Chartered Accountants of British Columbia
Institute of Management Accountants (USA) (From 1965)

Registered with:
Public Company Accounting Oversight Board (USA) (PCAOB)
Canadian Public Accountability Board (CPAB)
Canada - British Columbia Public Practice Licence

Securities Commission Building
PO Box 10129, Pacific Centre
Suite 1400 - 701 West Georgia Street
Vancouver, British Columbia
Canada V7Y 1C6

Telephone: (604) 662-8899
Fax: (604) 662-8809
Email: moenca@telus.net

Report of Independent Registered Public Accounting Firm

We have examined the pro forma adjustments reflecting the transactions described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma financial condensed balance sheet of AGA Resources, Inc. as of September 30, 2005, and the pro forma condensed statement of income for the period from date of inception on December 15, 2004 to September 30, 2005. The historical condensed financial statements are derived from the historical financial statements of AGA Resources, Inc., which were audited by us, and of Triumph Research Limited, which were also audited by us. Such pro forma adjustments are based on management’s assumptions as described in Note 2. AGA Resources, Inc’s management is responsible for the pro forma financial information. Our responsibility is to express an opinion on the pro forma financial information based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included such procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transactions occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effects on the financial position that would have been attained had the above-mentioned transactions actually occurred earlier.

In our opinion, management’s assumptions provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transactions described in Note 1, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma column reflects the proper application of those adjustments to the historical financial statement amounts in the pro forma condensed balance sheet as of September 30, 2005, and the pro forma condensed statement of income for the year then ended.

Moen and Company LLP
Vancouver, B.C., Canada
June 27, 2006

AGA Resources, Inc.
Pro Forma Condensed Balance Sheet
(Expressed In U.S. Dollars)

	Audited Historical Statements
	AGA	Triumph
	Resources,	Research			Pro Forma
ASSETS	Inc.	Limited			Condensed
	Sep. 30, 2005	March 31, 2006		Pro Forma	Balance
	(Audited)	(Audited)		Adjustments	Sheet

Current Assets			(8)	101,000
Cash	$45,442	$340,412	(1)	70,000	$141,857
			(2)	(400,000)
			(3)	600,000
			(4)	(600,000)
			(3)	3
			(7)	(15,000)
	45,442	340,412		(243,997)	141,857

Investment in joint venture			(4)	600,000	600,000

TOTAL ASSETS	$45,442	$340,412		$356,003	$741,857

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$5,788	$8,500	$		$14,288
Due to related parties	52,711	340,676	(1)	70,000	63,387
			(2)	(400,000)
Advances on share subscriptions	12,500				12,500
TOTAL CURRENT LIABILITIES	70,999	349,176		(330,000)	90,175
Stockholders' Equity
Capital Stock
Issued and outstanding			(8)	10
par value	10	1	(5)	3	52
			(6)	32
			(6)	(4)
Additional paid in capital	990		(6)	591,207	693,187
			(8)	100,990
Donated capital	7,125	1,500	(6)	(1,500)	7,125

	8,125	1,501		690,738	700,364
Retained earnings (Deficit)	(33,682)	(10,265)	(6)	10,265	(48,682)
			(7)	(15,000)

TOTAL STOCKHOLDERS' EQUITY	(25,557)	(8,764)		686,003	651,682
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$45,442	$340,412		$356,003	$741,857

The Accompanying Notes are an Integral Part of These Pro Forma Financial Statements

AGA Resources, Inc.
Pro Forma Condensed Statements of Income
(Expressed In U.S. Dollars)

		Condensed Historical Statement
		AGA		Triumph				Pro Forma
		Resources,		Research		Pro Forma		Condensed
		Inc.		Limited		Adjustments		Results
		For Period From		For Period From
		Date of Inception on		Date of Inception on
		December 15, 2004		January 20, 2006
		to September 30, 2005		to March 31, 2006
		(Audited)		(Audited)
Revenue	$		$		$		$

Expenses
Bank charges		$107		$265	(6)	(265)		$107
Donated services		4,750		1,000	(6)	(1,000)		4,750
Donated rent		2,375		500	(6)	(500)		2,375
Office costs		7						7
Professional fees		22,524		8,500	(6)	(8,500)		22,524
Filing fees		719						719
Impairment of mineral property costs and deferred exploration expenditures		3,200						3,200
Costs of the proposed transactions					(6)	15,000		15,000
TOTAL EXPENSES		33,682		10,265		4,735		48,682
Net loss for the Period		$(33,682)		$(10,265)		$(4,735)		$(48,682)

Primary and fully diluted pro forma loss per share								$(0.00)

Weighted average number of shares outstanding during the period - primary and fully diluted								23,309,000

The Accompanying Notes are an Integral Part of These Pro Forma Financial Statements

AGA Resources, Inc.
Notes to Pro Forma Condensed Financial Statements
(Expressed in U.S. Dollars)

Note 1. PROPOSED TRANSACTIONS:

(a)	Introductory information
These pro forma financial statements reflect the transactions whereby:

1.
AGA Resources, Inc. (“AGA”) on June 14, 2006 agreed to acquire all of the issued and outstanding common shares of Triumph Research Limited (“Triumph”), the latter a British Virgin Islands company, by the issuance of 3,209,000 common shares of AGA, and;

2.
Triumph, as a wholly-owned subsidiary of AGA invests $600,000 (RMB5.1 Million) for a 51% interest in Chinese joint venture with Beijing Tangde International Film and Culture Co., Ltd. (“Tangde”). Tangde will mainly invest in the media and entertainment industry in China, and;

3.	The raising of funds and payments to complete the transaction in (1), above.

(b)	Periods for which pro forma information is presented
The pro forma adjustments outlined in note 2, below, reflect the transactions disclosed in note 1, and the application of those adjustments to the historical amounts in the balance sheet of AGA Resources, Inc. as of September 30, 2005 and its statement of income for the period from the date of inception on December 15, 2004 to September 30, 2005 as audited by our auditors, and of Triumph Research Limited, which were also audited by the same firm that audits our accounts.

The information as presented in the accompanying columnar format of the balance sheet and statements of income discloses the historical information of AGA Resources, Inc. and Triumph Research Limited, respectively, the pro forma adjustments and the pro forma condensed balance sheet and the pro forma condensed results.

(c)	Pro forma per share data

Number of shares used in calculation of the pro forma per share data
The number of shares used in this calculation is based on the weighted average number of shares outstanding during the period adjusted to give effect to shares subsequently issued or assumed to be issued had the transaction taken place at the beginning of the period presented.

Computation of weighted average number of shares outstanding during the period:
Shares of AGA issued before transactions
- post forward split (note 2(9))	20,100,000
AGA shares issued for the transactions	3,209,000
23,309,000
Primary and diluted pro forma per share data Pro forma loss of $48,682 - loss per share	$(0.00)

Note 2. PRO FORMA ADJUSTMENTS

The following adjustments are based upon the assumptions that the transactions are completed resulting in the accompanying condensed results.

1.	Increase in shareholder loan to Triumph	$70,000
2.	Repayment of shareholder loans by Triumph	(400,000)
3.	Share capital raised by Triumph	600,000
4.	Investment by Triumph in Beijing Tangde International Film and Culture Col, Ltd. (“Tangde”) joint venture for 51% ownership of that joint venture.	600,000
5.	Investment in Triumph by shareholders - three common shares	3
6.	Issuance by AGA of 3,209,000 common shares at par value of $0.00001 per share of $32 and additional paid capital of $591,207in exchange for all issued and outstanding common stock of Triumph, for value of Triumph as follows:

Common stock - one common share issued to March 31, 2006	$1
Common stock issued after March 31, 2006
Three common shares	3
Donated capital to March 31, 2006	1,500
1,504
Deficit to March 31, 2006	(10,265)
(8,761)
Additional paid-in capital by shareholders of Triumph	600,000
Net equity of purchase and fair value assessed to 3,209,000 shares issued by AGA	$591,239

7.	Costs of the transactions

Legal fees	$3,000
Transfer agent and filing fees	5,000
Accounting costs	2,000
Audit costs	5,000
$15,000

8.	Issuance of 1,010,000 common shares as a private placement at $0.10 per share for proceeds of $101,000.

9.	Forward split of 2,010,000 common shares, prior to the transaction in note 1, on the basis of 10 new shares for one old share, resulting in 20,100,000 common shares outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2006	AGA RESOURCES, INC.
	By	/s/ Zhang, JianPing
Zhang, JianPing
President

EXHIBIT INDEX

Exhibit Number	Description
10	Agreement, dated June 14, 2006 (incorporated by reference from Exhibit 10 to the Registrant’s Current Report on Form 8-K, filed with the Commission on June 15, 2006).